UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 28, 2009

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Bonus Pool Award Agreements

On April 28, 2009, Apogee Enterprises, Inc. (the “Company”) entered into a Bonus Pool Award Agreement with each of the named executive officers listed below, which sets forth the terms and conditions pursuant to which the executive officer may receive an annual bonus award under the Apogee Enterprises, Inc. Executive Management Incentive Plan (the “Executive MIP”). The agreements provide that the executive officers’ rights to receive annual cash bonus awards will be determined based on the attainment of certain pre-set goals for the fiscal year relating to specified performance metrics. The performance metrics to be used for determining awards under the Executive MIP for fiscal 2010 for the named executive officers listed below are net sales and earnings per share from continuing operations at the corporate level. In addition, Mr. Silvestri’s award under the Executive MIP will be based on net sales and earnings before tax at the Viracon business unit level. For each of the performance metrics there is a threshold, target and maximum performance level. The table below sets forth certain information with respect to fiscal 2010 annual bonus award payout ranges as a percentage of fiscal 2010 salary for the named executive officers.

		Fiscal 2010 Annual Cash Incentive Compensation
Name	Position	Payout Range as a Percentage of Salary (%)	Threshold Payout as a Percentage of Salary (%)(1)	Target Payout as a Percentage of Salary (%)(2)	Maximum Payout as a Percentage of Salary (%)(3)
Russell Huffer	Chairman, President and Chief Executive Officer	0–150.00	12.37	75.00	150.00
James S. Porter	Chief Financial Officer	0–110.00	9.08	55.00	110.00
Gregory A. Silvestri	Executive Vice President	0–110.00	4.95	55.00	110.00
Patricia A. Beithon	General Counsel and Corporate Secretary	0–75.00	6.19	37.50	75.00
Gary R. Johnson	Vice President and Treasurer	0–50.00	4.13	25.00	50.00

(1)	Assumes threshold performance level is achieved for only the performance metric with the lowest weighting and is not achieved for any other performance metric.
(2)	Assumes target performance level is achieved for all performance metrics.
(3)	Assumes maximum performance level is achieved for all performance metrics.

In the event an executive officer’s employment is terminated during a fiscal year for any reason other than Disability or Retirement (as such terms are defined in the agreement) or death, the agreement provides that the executive officer will forfeit any and all rights under the Executive MIP and the agreement relating to such fiscal year. In accordance with the agreement, if an executive officer’s employment with the Company is terminated during the fiscal year as a result of Disability, Retirement or death, the executive officer, or the executive officer’s estate, as applicable, will receive a pro-rata cash payment after the end of the fiscal year to the extent that the threshold, target or maximum performance level of the performance metrics is achieved.

The form of Bonus Pool Award Agreement used in connection with annual bonus awards under the Executive MIP is attached hereto as Exhibit 10.1 and is incorporated herein by reference (the “Form of Bonus Pool Award Agreement”).

Performance Share Unit and Restricted Stock Grants

Performance Share Units

On April 28, 2009, the Company’s Compensation Committee awarded to the named executive officers listed below performance share unit awards entitling the executive officers to the number of performance share units (the “Units”) equal to the target number of shares set forth below (the “Target Award Number”).

Name	Measuring Period (Fiscal Years)	Number of Shares Subject to Award
		Threshold Award Number	Target Award Number	Maximum Award Number
Russell Huffer	2010-12	26,563	53,125	106,250
James S. Porter	2010-12	8,967	17,933	35,866
Gregory A. Silvestri	2010-12	9,381	18,761	37,522
Patricia A. Beithon	2010-12	7,422	14,843	29,686
Gary R. Johnson	2010-12	2,366	4,731	9,462

Each Unit represents the right to receive one share of the Company’s common stock, subject to the vesting requirements described below. The Units were awarded pursuant to the shareholder-approved Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan, as amended to date (the “2002 Stock Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 30, 2006. The form of Performance Share Unit Agreement used in connection with performance share unit awards under the 2002 Stock Plan, including the awards to the named executive officers listed above, is attached hereto as Exhibit 10.2 and is incorporated herein by reference (the “Form of Performance Share Unit Agreement”).

The number of Units that will vest will be based on whether and to what extent the threshold, target or maximum performance level of the performance metrics for the period commencing on March 1, 2009 and ending on March 3, 2012 (the “Performance Period”) is achieved. The performance metrics for the Performance Period are average return on invested capital, cumulative earnings per share and market share growth. The Target Award Number will be increased to the Maximum Award Number set forth above if the Company’s performance metrics are achieved at the maximum level or decreased to zero if none of the Company’s performance metrics are achieved at the threshold performance level. The Threshold Award Number set forth above represents the number of Units that would vest if the Company achieves each performance metric at the threshold level.

In the event the executive officer’s employment is terminated during the Performance Period, the Units shall be immediately and irrevocably forfeited, unless the executive officer’s termination is by reason of:

•	involuntary termination without Cause (as defined in the agreement),

•	Early Retirement or Retirement (as defined in the agreement),

•	Disability (as defined in the agreement), or

•	death.

In the event the executive officer’s employment is terminated prior to the end of the Performance Period by reason of involuntary termination without Cause, the executive officer shall be entitled to retain a pro-rata portion (based on the amount of time elapsed between the beginning of the Performance Period and the date of termination) of the Units after the end of the Performance Period to the extent that the threshold, target or maximum performance level of the performance metrics is achieved. In the event the executive officer’s employment is terminated prior to the end of the Performance Period by reason of Early Retirement, Retirement, Disability or death, the executive officer or the executive officer’s estate, as applicable, shall be entitled to retain the Units after the end of the Performance Period to the extent that the threshold, target or maximum performance level of the performance metrics is achieved. In the event of a Change in Control (as defined in the agreement) prior to the end of the Performance Period, the Performance Period shall be deemed to end on the date of the Change in Control and the executive officer shall be entitled to retain the Units to the extent that the threshold, target or maximum performance level of the performance metrics is achieved, as adjusted for the truncated Performance Period.

Time-Based Restricted Stock

On April 28, 2009, the Company’s Compensation Committee awarded to the named executive officers listed below shares of time-based restricted stock in the amounts indicated below:

Name	Number of Shares of Restricted Stock Awarded	Vesting Date
Russell Huffer	49,619	4/28/2012
James S. Porter	12,434	4/28/2012
Gregory A. Silvestri	12,632	4/28/2012
Patricia A. Beithon	10,291	4/28/2012
Gary R. Johnson	3,154	4/28/2012

Such restricted stock awards were made pursuant to the 2002 Stock Plan. The form of Restricted Stock Agreement used in connection with restricted stock awards under the 2002 Stock Plan, including the awards to the named executive officers listed above, is attached hereto as Exhibit 10.3 and is incorporated herein by reference (the “Form of Restricted Stock Agreement”).

The shares of restricted stock vest in three equal annual installments commencing on the first anniversary date of such grant. In the event of total disability or death of the executive officer prior to the end of the vesting period, the shares of restricted stock will become immediately vested in full.

The descriptions in this Current Report on Form 8-K of the Form of Bonus Pool Award Agreement, the Form of Performance Stock Unit Agreement and the Form of Restricted Stock Agreement are qualified in their entirety by reference to the attached copies of the agreements.

Item 8.01	Other Events.

On April 28, 2009, the Company’s Compensation Committee approved an amendment to the Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) to reduce the number of shares of the Company’s common stock available for issuance under the plan by 45,000 shares to a total of 155,000 shares. A copy of the Second Amendment of Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) is attached to this Current Report on Form 8-K and incorporated herein by reference. The description in this Current Report on Form 8-K of the plan amendment is qualified in its entirety by reference to the attached copy of the plan amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. Executive Management Incentive Plan.*

10.2	Form of Performance Share Unit Agreement under the Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan.*

10.3	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan.*

10.4	Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) (incorporated by reference to Exhibit 10.4 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.5	First Amendment of Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) (incorporated by reference to Exhibit 10.10 to Apogee’s Current Report on Form 8-K filed on March 4, 2009).

10.6	Second Amendment of Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement).*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Corporate Secretary

Date: May 4, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. Executive Management Incentive Plan.*

10.2	Form of Performance Share Unit Agreement under the Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan.*

10.3	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2002 Omnibus Stock Incentive Plan.*

10.4	Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) (incorporated by reference to Exhibit 10.4 to Apogee’s Current Report on Form 8-K filed on October 17, 2006).

10.5	First Amendment of Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement) (incorporated by reference to Exhibit 10.10 to Apogee’s Current Report on Form 8-K filed on March 4, 2009).

10.6	Second Amendment of Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement).*

*	Filed herewith